LEXINGTON CORPORATE PROPERTIES TRUST

                         SUPPLEMENTAL REPORTING PACKAGE

                     For the six months ended June 30, 2003











                                Table of Contents

I.         Income Statement........................................................................       1
II.        Balance Sheet...........................................................................       2
III.       Property Holdings.......................................................................       3
IV.        Properties by Location..................................................................      11
V.         Lease Rollover Schedules................................................................      12
VI.        Mortgages and Notes Payable.............................................................      14
VII.       Revenue by Tenant Industry..............................................................      18
VIII.      Other Revenue Data......................................................................      19




                                         LEXINGTON CORPORATE PROPERTIES TRUST
                                            AND CONSOLIDATED SUBSIDIARIES

                                          CONSOLIDATED STATEMENTS OF INCOME
                                    (dollars in thousands, except per share data)




                                                         Three Months Ended                        Six Months Ended
                                                              June 30,                                June 30,
                                                          2003               2002                2003              2002
                                                          ----               ----                ----              ----

Revenues:
     Rental                                          $     27,266        $     22,646       $     54,022      $     45,087
     Equity in earnings of non-consolidated                 1,312                 938              2,575             2,363
     entities
     Advisory fees                                            269                   -                680                 -
     Interest and other                                       293                 608                650             1,000
                                                       ----------          ----------         ----------        ----------
                                                           29,140              24,191             57,927            48,450
                                                       ----------          ----------          ----------        ----------
Expenses:
     Interest                                               9,306               8,050             18,652            16,270
     Debt satisfaction charges                              7,685                   -              7,685                 -
     Depreciation                                           6,840               5,124             13,153            10,185
     General and administrative                             2,448               1,191              4,751             2,763
     Property operating                                       744                 452              1,655             1,248
     Amortization                                             513                 459              1,044               944
                                                       ----------          ----------         ----------        ----------
                                                           27,536              15,276             46,940            31,410
                                                       ----------          ----------         ----------        ----------

Income from continuing operations before minority           1,604               8,915             10,987            17,040
interests
Minority interests                                             98              (1,493)            (1,186)          (2,748)
                                                       ----------         -----------         ----------        ----------
Income from continuing operations                           1,702               7,422              9,801            14,292
                                                       ----------         ----------          ----------        ----------

Discontinued operations:
     Income from discontinued operations                       97                 180                302               532
     Gains on sales of properties                             684                 277              1,143             1,016
                                                       ----------          ----------         ----------        ----------
     Total discontinued operations                            781                 457              1,445             1,548
                                                       ----------          ----------         ----------        ----------
Net income                                                  2,483               7,879             11,246            15,840
Dividends attributable to preferred shares - Series A           -                   -                  -              (693)
Dividends attributable to preferred shares - Series B        (212)                  -               (212)                -
                                                       -----------         ----------          -----------       ----------
Net income allocable to common shareholders             $   2,271        $      7,879        $    11,034      $     15,147
     Depreciation                                           6,860               5,192             13,221            10,375
     Minority interests-OP Units                             (138)              1,454              1,101             2,686
     Amortization of leasing commissions                      200                 174                400               348
     Joint venture adjustment-depreciation                    981               1,114              1,889             2,226
     Gains on sales of properties                            (684)               (277)            (1,143)           (1,016)
     Series A preferred dividends                               -                   -                  -               693
                                                       ----------          ----------          ----------        ----------
Funds from operations                                $      9,490        $     15,536        $    26,502      $     30,459
                                                       ==========          ==========          ==========        ==========

Rent below GAAP revenue1                             $      1,013        $        581        $     2,150      $      1,226
                                                       ==========          ==========          ==========        ==========

Per share/unit
     Basic net income                                $       0.07        $       0.30       $       0.35      $       0.59
     Diluted net income                              $       0.06        $       0.29       $       0.33      $       0.58
     Funds from operations2-basic                    $       0.25        $       0.48       $       0.72      $       0.95
     Funds from operations2-basic                    $       0.25        $       0.48       $       0.72      $       0.95



                                       1
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




                                         LEXINGTON CORPORATE PROPERTIES TRUST
                                            AND CONSOLIDATED SUBSIDIARIES

                                             CONSOLIDATED BALANCE SHEETS
                                                (dollars in thousands)


                                                                    6/30/03                       12/31/02

Real estate, at cost                                           $    972,014              $         913,370
Accumulated depreciation                                           (148,659)                      (134,220)
Investment in non-consolidated entities                              56,645                         54,261
Cash and cash equivalents                                            71,564                         12,097
Deferred assets                                                       7,305                          8,168
Rent receivable - current                                                 -                          3,535
Rent receivable - deferred                                           22,518                         20,115
Other assets                                                         19,711                         25,145
                                                         ------------------                    -----------
                                                              $   1,001,098                  $     902,471
                                                         ==================                    ===========

Mortgages and notes payable                                   $     444,897                  $     491,517
Other liabilities                                                    15,481                         17,323
Prepaid rent                                                          3,356                              -
Minority interests                                                   54,240                         56,846
Shareholders' equity                                                483,124                        336,785
                                                         ------------------                    -----------
                                                              $   1,001,098                  $     902,471
                                                         ==================                    ===========

Common shares                                                    35,086,134                     30,030,048
Preferred shares-Series B                                         3,160,000                              -
Operating partnership units                                       5,203,970                      5,257,365
                                                         ------------------                    -----------
                                                                 43,450,104                     35,287,413
                                                         ==================                     ==========


     1 Equal to the difference between rents collected and straight-line rental income recognized under generally accepted accounting principles.

     2 The Company believes that Funds From Operations ("FFO") enhances an investor's understanding of the Company's financial condition, results of operations and cash flows. The Company believes that FFO is an appropriate, but limited, measure of the performance of an equity
          REIT, and that it can be one measure of a REIT's ability to make cash distributions. FFO is defined in the October 1999 "White Paper" issued by the National Association of Real Estate Investment Trusts, Inc.
          ("NAREIT") as "net income (or loss) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures." FFO should not be considered an alternative to net income as an indicator of operating performance or to cash flows from operating activities as determined in accordance with GAAP, or as a measure of liquidity to other consolidated income or cash flow statement data as determined in accordance with GAAP.



                                       2
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                                         Lexington Corporate Properties Trust
                                          Supplemental Reporting Package
                                                  Property Holdings
                                                     06/30/03

   ------------------------- ------------------------- --------------- ------------ -------------- ------------
                                                            YTD            YTD                        Lease
                                                         2003 Cash     2003 Rental                  Maturity
                                                          Revenue        Revenue          Square      Date
   Property Location         Tenant (Guarantor)            ($000)        ($000)          Footage     (Mo/Yr)
   ------------------------- ------------------------- --------------- ------------ -------------- ------------
   Office
   295 Chipeta Way           Northwest Pipeline Corp.    $   4,387       $  4,387        295,000      9/09
   Salt Lake City, UT

   1600 Viceroy Drive        Var Tec Telecom, Inc.           1,598          1,743        249,452      9/15
   Dallas, TX

   9950 Mayland Drive        Circuit City Stores,            1,430          1,396        288,562      2/10
   Richmond, VA              Inc.


   2750 Monroe Boulevard     Quest Diagnostics,              1,126          1,277        109,281      4/11
   Valley Forge, PA          Inc.(3)


   1301 California Circle    Artesyn North America,          1,309          1,274        100,026      12/05
   Milpitas, CA              Inc.
                             (Balfour Beatty plc)

   700 Oakmont Lane          North American Van                  -          1,258        269,715      11/15
   Westmont, IL              Lines, Inc. (SIRVA,
                             Inc.)(4) (5)

   13651 McLearen Road       Boeing North American           1,274          1,238        159,664      5/08
   Herndon, VA               Services, Inc.
                             (The Boeing Company)

   2211 South 47th Street    Avnet, Inc.                     1,168          1,234        176,402      11/07
   Phoenix, AZ

   3476 Stateview Boulevard  Wells Fargo Home                1,182          1,182        169,083      1/13
   Fort Mill, SC             Mortgage (6) (7)

   4200 RCA Boulevard        The Wackenhut Corp.(10)         1,081          1,073        114,518      2/11
   Palm Beach Gardens, FL

   200 Executive Blvd. S     Hartford Fire Insurance         1,083          1,004        153,364      12/05
   Southington, CT           Co.


   19019 No. 59th Avenue     Honeywell, Inc.                 1,001            990        252,300      7/06
   Glendale, AZ

   3615 North 27th Avenue    Bank One, Arizona, N.A.           950            950        179,280      11/03
   Phoenix, AZ

   401 Elm Street            Lockheed Martin Corp.             935            935        126,000      12/06
   Marlborough, MA           (Honeywell, Inc.)

   26210 and 26220           Apria Healthcare Group,           800            896        100,012      1/12
   Enterprise Court          Inc.
   Lake Forest, CA

   5600 Broken Sound Blvd    OCE Printing Systems              689            768        143,290      2/20
   Boca Raton, FL            USA, Inc.

   9275 S.W. Peyton Lane     Hollywood Entertainment           734            766        122,853      11/08
   Wilsonville, OR           Corp.

   160 Clairemont Avenue     Allied Holdings, Inc.             773            765        112,248      12/07
   Decatur, GA

   10419 North 30th Street   Time Customer Service,            679            704        132,981      7/10
   Tampa, FL                 Inc.
                             (Time, Inc.)


                                       3
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




                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                    06/30/03

   ------------------------- ------------------------- --------------- ------------ -------------- ------------
                                                            YTD            YTD                        Lease
                                                         2003 Cash     2003 Rental                  Maturity
                                                          Revenue        Revenue           Square     Date
   Property Location         Tenant (Guarantor)            ($000)        ($000)           Footage    (Mo/Yr)
   ------------------------- ------------------------- --------------- ------------ -------------- ------------


   250 Rittenhouse Circle    Jones Apparel Group               605          693          255,019      3/13
   Bristol, PA               USA, Inc.
                             (Jones Apparel Group,
                             Inc.)(1)

   400 Butler Farm Road      Nextel Communications             619          651          100,632      12/09
   Hampton, VA               of
                             the Mid-Atlantic, Inc.
                             (Nextel Finance Company)

   13430 N. Black Canyon     Bull HN Information               536          543          137,058      10/05
   Freeway                   Systems, Inc.
   Phoenix, AZ

   180 Rittenhouse Circle    Jones Apparel Group               432          485           96,000      7/13
   Bristol, PA               USA, Inc.
                             (Jones Apparel Group,
                             Inc.)

   2300 Litton Lane          Fidelity Corporate                450          482           81,744      4/07
   Hebron, KY                Real Estate, LLC (2)

   16275 Technology Drive    Cymer, Inc.                       412          444           65,755      1/10
   San Diego, CA             (Hewlett-Packard)

   2401 Cherahala Boulevard  Advance PCS, Inc.                 229          411           59,748      5/13
   Knoxville, TN

   421 Butler Farm Road      Nextel Communications             347          360           56,515      1/10
   Hampton, VA               of
                             the Mid-Atlantic, Inc.
                             (Nextel Finance Company)

   12000 Tech Center Drive   Kelsey-Hayes Company              351          339           80,230      4/07
   Livonia, MI

   1440 East 15th Street     Cox Communications, Inc.          201          228           28,591      9/16
   Tucson, AZ

   250 Turnpike Road         Honeywell Consumer                216          216           57,698      9/15
   Southborough, MA          Products

   183 Plains Road           IKON Office Solutions             168          168           27,360      12/04
   Milford, CT


                                                       --------------- ------------ --------------
                             Subtotal                    $   26,765      $ 28,860      4,300,381
                                                       --------------- ------------ --------------



                                       4
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                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                    06/30/03

   ------------------------- ------------------------- --------------- ------------ -------------- ------------
                                                            YTD            YTD                        Lease
                                                         2003 Cash     2003 Rental                  Maturity
                                                          Revenue        Revenue         Square       Date
      Property Location         Tenant (Guarantor)         ($000)        ($000)          Footage     (Mo/Yr)
   ------------------------- ------------------------- --------------- ------------ -------------- ------------
   Industrial

   541 Perkins Jones Road    Kmart Corp.                 $  4,680        $  4,466      1,700,000      9/07
   Warren , OH

   3501 West Avenue H        Michaels Stores, Inc.          1,604           1,652        762,775      9/19
   Lancaster, CA

   8305 SE 58th Avenue       Associated Grocers of            936           1,119        668,034      12/18
   Ocala, FL                 Florida, Inc.

   6345 Brackbill Boulevard  Exel Logistics, Inc.           1,018             926        507,000      3/12
   Mechanicsburg, PA         (NFC plc)

   159 Farley Drive          Harbor Freight Tools             821             906        474,473      12/16
   Dillon, SC                (Central Purchasing,
                             Inc.)

   590 Ecology Lane          Owens Corning                    810             810        193,891      12/20
   Chester, SC

   4425 Purks Road           Lear Technologies LLC            702             683        183,717      7/06
   Auburn Hills, MI          (Lear Corporation)
                             (General Motors Corp.)

   6 Doughten Road           Exel Logistics, Inc.             680             674        330,000      11/06
   New Kingston, PA          (NFC plc)

   6500 Adelaide Court       Anda Pharmaceuticals,            393             603        354,676      4/12
   Groveport, OH             Inc.
                             (Andrx Corporation)

   3102 Queen Palm Drive     Time Customer Service,           473             505        229,605      7/10
   Tampa, FL                 Inc.
                            (Time, Inc.)

   2280 Northeast Drive      Ryder Integrated                 499             502        276,480      7/12
   Waterloo, IA              Logistics, Inc.
                             (Ryder Systems, Inc.)

   245 Salem Church Road     Exel Logistics, Inc.             505             500        252,000      11/06
   Mechanicsburg, PA         (NFC plc)

   200 Arrowhead Drive       Owens Corning                    450             492        400,522      5/09
   Hebron, OH

   12025 Tech Center Drive   Kelsey-Hayes Company             488             479        100,000      4/07
   Livonia, MI

   3600 Southgate Drive      Sygma Network, Inc.              467             467        149,500      10/15
   Danville, IL

   46600 Port Street         Johnson Controls, Inc.           422             422        134,160      12/06
   Plymouth, MI

   1133 Poplar Creek Road    Corporate Express Office         377             405        196,946      1/14
   Henderson, NC             Products, Inc.
                             (Buhrmann, N.V.)

   222 Tappan Drive North    The Gerstenslager                337             334        296,720      5/05
   Mansfield, OH             Company
                             (Worthington Industries)


                                       5
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



                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                    06/30/03

   --------------------------- ------------------------- ------------- ------------ -------------- ------------
                                                             YTD           YTD                        Lease
                                                          2003 Cash    2003 Rental                  Maturity
                                                           Revenue       Revenue         Square       Date
   Property Location           Tenant (Guarantor)           ($000)       ($000)          Footage     (Mo/Yr)
   --------------------------- ------------------------- ------------- ------------ -------------- ------------

   34 East Main Street         Exel Logistics, Inc.             330         327          179,200      11/06
   New Kingston, PA            (NFC plc)

   450 Stern Street            Johnson Controls, Inc.           320         320          111,160      12/06
   Oberlin, OH

   109 Stevens Street          Unisource Worldwide,             271         294          168,800      9/09
   Jacksonville, FL            Inc.


   191 Arrowhead Drive         Owens Corning                    289         292          250,410      2/10
   Hebron, OH

   904 Industrial Road         Tenneco Automotive               293         291          195,640      8/05
   Marshall, MI                Operating Company, Inc.
                               (Tenneco Automotive,
                               Inc.)

   128 Crews Drive             Stone Container                  252         285          185,961      8/12
   Columbia, SC                Corporation


   7150 Exchequer Drive        Corporate Express Office         173         184           65,043      10/13
   Baton Rouge, LA             Products, Inc.
                               (Buhrmann, N.V.)

   324 Industrial Park Road    SKF USA, Inc.                    181         181           72,868      12/14
   Franklin, NC

   187 Spicer Drive            Dana Corporation                 173         170          148,000       8/07
   Gordonsville, TN

   300 McCormick Road          Ameritech Services, Inc.         128         128           20,000       5/05
   Columbus, OH

   1601 Pratt Avenue           Tenneco Automotive                80          82           53,600       8/05
   Marshall, MI                Operating Company, Inc.
                               (Tenneco Automotive,
                               Inc.)

   3350 Miac Cove Road         Mimeo.com, Inc.                   87          76          141,359      10/09
   Memphis, TN

                                                         ------------- ------------ --------------
                               Subtotal                    $ 18,239      $ 18,575      8,802,540
                                                         ------------- ------------ --------------


                                       6
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




                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                    06/30/03

   ----------------------------- ----------------------- ------------- ------------ -------------- ------------
                                                             YTD           YTD                        Lease
                                                          2003 Cash    2003 Rental                  Maturity
                                                           Revenue       Revenue         Square       Date
        Property Location          Tenant (Guarantor)       ($000)       ($000)          Footage     (Mo/Yr)
   ----------------------------- ----------------------- ------------- ------------ -------------- ------------

   Retail
   150 N.E. 20th Street          Fred Meyer, Inc.          $    508      $  508          118,179      5/11
   Newport, OR

   2655 Shasta Way               Fred Meyer, Inc.               505         505          178,204      3/08
   Klamath Falls, OR

   Fort Street Mall, King        Liberty House, Inc.            481         486           85,610      9/09
   Street
   Honolulu, HI

   12235 N. Cave Creek           Bally's Health &               377         410           36,556      6/08
   Phoenix, AZ                   Tennis
                                 Corporation

   35400 Cowan Road              Sam's Real Estate              376         376          102,826      1/09
   Westland, MI                  Business Trust

   4733 Hills & Dales Road       Scandinavian Health            349         343           37,214      12/08
   Canton, OH                    Spa, Inc.
                                 (Bally Total Fitness
                                 Corp.)

   24100 Laguna Hills Mall       Federated Department           338         337          160,000      1/06
   Laguna Hills, CA              Stores, Inc.

   1160 White Horse Road         Physical Fitness               410         336           31,750      7/07
   Voorhees, NJ                  Centers of
                                 Philadelphia,  Inc.
                                 (Bally Total Fitness
                                 Corp.)

   7111 Westlake Terrace         The Home Depot USA,            386         324           95,000      4/06
   Bethesda, MD                  Inc. (8)

   5917 S. La Grange Road        Bally Total Fitness            330         271           25,250      7/07
   Countryside, IL               Corp.


   4831 Whipple Avenue, N.W.     Best Buy Co., Inc.             233         233           46,350      2/18
   Canton, OH

   3711 Gateway Drive            Kohl's Dept. Stores,           217         231           76,164      1/15
   Eau Claire, WI                Inc.


   12535 S.E. 82nd Avenue        Toys "R" Us, Inc.              216         212           42,842      5/06
   Clackamas, OR

   5801 Bridge Street            Champion Fitness IV,           256         210           24,990      8/07
   DeWitt, NY                    Inc.
                                 (Bally Total Fitness
                                 Corp.)

   399 Peach Wood Centre Drive   Best Buy Co., Inc.             198         198           45,800      2/18
   Spartanburg, SC

   18601 Alder Wood Mall         Toys "R" Us, Inc.              199         196           43,105      5/06
   Boulevard
   Lynwood, WA


                                       7
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




                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Property Holdings
                                    06/30/03

   ----------------------------- ----------------------- ------------- ------------ -------------- ------------
                                                             YTD           YTD                        Lease
                                                          2003 Cash    2003 Rental                  Maturity
                                                           Revenue       Revenue         Square       Date
   Property Location             Tenant (Guarantor)         ($000)       ($000)          Footage     (Mo/Yr)
   ----------------------------- ----------------------- ------------- ------------ -------------- ------------

   7272 55th Street              Circuit City Stores,           193         188           45,308      10/08
   Sacramento, CA                Inc.


   6910 S. Memorial Highway      Toys "R" Us, Inc.              181         179           43,123      5/06
   Tulsa, OK

   2275 Browns Bridge Road       Wal-Mart Stores, Inc.          164         164           89,199      1/09
   Gainesville, GA

   6405 South Virginia Street    Comp USA, Inc.                 167         162           31,400      12/08
   Reno, NV

   7055 Highway 85 South         Wal-Mart Stores, Inc.          156         156           81,911      1/11
   Riverdale, GA

   A1 21 South                   Wal-Mart Real Estate           150         150           56,132      1/09
   Jacksonville, AL              Business Trust

   5055 West Sahara Avenue       Circuit City Stores,           143         139           36,053      12/08
   Las Vegas, NV                 Inc.


   9580 Livingston Road          GFS Realty, Inc.               204         137          107,337      2/14
   Oxon Hill, MD                 (Giant Food, Inc.)

   121 South Center Street       Greyhound Lines, Inc.          101         101           17,000      12/09
   Stockton, CA

   2401 Wooton Parkway           GFS Realty, Inc.               112          76           51,682      4/17
   Rockville, MD                 (Giant Food, Inc.)

   6475 Dobbin Road              Offenbacher Aquatics,           24          57           65,200      4/13
   Columbia, MD                  Inc(9)

   2832 Chandler Mountain Road   Circuit City                    50          50            9,300      11/06
   Lynchburg, VA                 Stores,Inc.



                                                         ------------- ------------ --------------
                                 Subtotal                  $  7,025      $ 6,735        1,783,485
                                                         ------------- ------------ --------------

                                                         ------------- ------------ --------------
                                 Grand Total               $ 52,029      $ 54,170     14,886,406
                                                         ------------- ------------ --------------


     (1) Tenant can cancel lease on 03/26/08 with 12 months notice and payment of $1,392.

     (2) Tenant can cancel lease on 04/30/04 with 270 days notice and a payment of $899.

     (3)  Expense stop on this property is $393 per annum.

     (4) The Company is responsible for real estate taxes for the first year of the lease which are estimated to be $350.

     (5) Tenant can cancel lease on 11/30/13 with 12 months notice and a payment of $1,300.

     (6) Expense stop to be determined on first year anniversary. The Company is responsible for actual expenses from 01/01/03 through 12/31/03
          (first year anniversary).

     (7) Tenant has the right to contract leased space by 27,000 square feet on 01/31/08 with six months notice and a payment estimated to be $696. In addition, the tenant can cancel lease on 01/31/10 with twelve months notice and a payment estimated to be $3,968.

     (8)  The Company has a 33.85% economic interest in this property.

     (9)  17,100 square feet subject to a lease.

     (10) This is a modified gross lease. Annual net operating expenses for which the company is responsible approximates $485.



                                       8
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

                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                          Joint Venture Property Chart
                                    06/30/03

   ----------------------------- -------------------------- ------------ ------------ -------------- ----------

                                                                YTD          YTD                       Lease
                                                             2003 Cash   2003 Rental       Square    Maturity
                                                              Revenue      Revenue                     Date
   Property Location             Tenant (Guarantor)           ($000)       ($000)        Footage      (Mo/Yr)
   ----------------------------- -------------------------- ------------ ------------ -------------- ----------
   Office

   389-399 Interpace Highway     Aventis Pharmaceuticals,     $  3,922     $ 4,244         340,240     1/10
   Morris Corporate Center IV    Inc
   Parsippany, NJ                (Pharma Holdings GmbH)(1)


   17 Technology Circle          Blue Cross Blue Shield          3,207       3,465         456,304     9/09
   Columbia, SC                  of South Carolina Inc.(2)

   6555 Sierra Drive             True North Communications       2,005       2,125         247,254     1/10
   Irving, TX                    Inc.(1)

   15375 Memorial Drive          Vastar Resources, Inc.(1)       1,718       1,718         327,325     9/09
   Houston, TX

   10300 Kincaid Drive           Bank One Indiana,               1,592       1,644         193,000     10/09
   Fishers, IN                   N.A.(1)(4)


   600 International Parkway     First USA Management            1,405       1,460         125,155     9/09
   Lake Mary, FL                 Services, Inc.(1)(3)

   550 International Parkway     First USA Management            1,354       1,410         125,920     9/09
   Lake Mary, FL                 Services, Inc.(1)(3)

   2000 Eastman Drive            Structural Dynamic              1,319       1,395         212,836     4/11
   Milford, OH                   Research Corp.(1)

   14040 Park Center Road        NEC America, Inc.(1)              917       1,012         108,000     7/09
   Herndon, VA

   2210 Enterprise Drive         Washington Mutual                 760         849         177,747     6/08
   Florence, SC                  Home Loan, Inc.(5)

   3701 Corporate Drive          Motorola, Inc.(1)                 686         686         119,829     12/16
   Farmington Hills, MI


                                                            ------------ ------------ --------------
                                 Subtotal Office              $ 18,885    $ 20,008       2,433,610
                                                            ------------ ------------ --------------



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



                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                          Joint Venture Property Chart
                                    06/30/03

   ----------------------------- -------------------------- ------------ ------------ -------------- ----------
                                                                YTD          YTD                       Lease
                                                             2003 Cash   2003 Rental                 Maturity
                                                              Revenue      Revenue         Square      Date
   Property Location             Tenant (Guarantor)           ($000)       ($000)         Footage     (Mo/Yr)
   ----------------------------- -------------------------- ------------ ------------ -------------- ----------
   Industrial
   101 Michelin Drive            TNT Logistics North        $  1,551      $1,614       1,164,000     8/12
   Laurens, SC                   America, Inc.
                                 (TPG N.V.)(1)

   7111 Crabb Road               TNT Logistics North           1,039       1,081         752,000     8/12
   Temperance, MI                America, Inc.
                                 (TPG N.V.)(1)

   291 Park Center Drive         Kraft Foods North               710         758         344,700     6/11
   Winchester, VA                America, Inc. (1)


                                                            ------------ ------------ --------------
                                 Subtotal Industrial          $  3,300    $  3,453       2,260,700
                                                            ------------ ------------ --------------

                                                              $ 22,185    $ 23,461       4,694,310
                                                            ============ ============ ==============


     (1)  The Company has a 33% economic interest in this property.

     (2)  The Company has a 40% economic interest in this property.

     (3)  Cumulative expense stop on these properties is $1,264 per annum.

     (4)  Expense stop on this property is $768 per annum.

     (5)  The Company has a 22.73% economic interest in this property.





                    The Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                             Properties by Location
                                    06/30/03


                                                                             Historical 6-Months
                                                                             Ended June 30, 2003

No. of                         Number of      Percent      Square       Rent              Percent of
Locations      Locations       Properties     Leased       Feet(2)      ($000's)(1)       Total Rent
-------------- --------------- -------------- ------------ ------------ ------------------------------
  1            Ohio                  10         100%        3,429,888   $      7,676       12.30%
  2            South Carolina         8         100         2,867,259          5,496        8.81
  3            Florida                7         100         1,708,303          5,422        8.69
  4            California             8         100         1,250,876          4,937        7.91
  5            Pennsylvania           7         100         1,728,500          4,882        7.82
  6            Arizona                7         100           810,187          4,435        7.11
  7            Utah                   1         100           295,000          4,387        7.03
  8            Virginia               7         100         1,067,373          4,284        6.87
  9            Michigan               9         100         1,722,002          3,261        5.23
10             Texas                  3         100           824,031          3,024        4.85
11             Illinois               3         100           444,465          1,995        3.20
12             Oregon                 4         100           462,078          1,991        3.19
13             New Jersey             2         100           371,990          1,750        2.81
14             Connecticut            2         100           180,724          1,172        1.88
15             Massachusetts          2         100           183,698          1,151        1.84
16             Georgia                3         100           283,358          1,085        1.74
17             Tennessee              3          70           349,107            657        1.05
18             Maryland               4          85           319,219            594        0.95
19             North Carolina         2         100           269,814            586        0.94
20             Indiana                1         100           193,000            548        0.88
21             Iowa                   1         100           276,480            502        0.80
22             Hawaii                 1         100            85,610            486        0.78
23             Kentucky               1         100            81,744            482        0.78
24             Nevada                 2         100            67,453            301        0.48
25             Wisconsin              1         100            76,164            231        0.37
26             New York               1         100            24,990            210        0.34
27             Washington             1         100            43,105            196        0.31
28             Louisiana              1         100            65,043            184        0.29
29             Oklahoma               1         100            43,123            179        0.29
30             Alabama                1         100            56,132            150        0.24
31             Canada                 1         100                 -            136        0.22
               --------------- -------------- ------------ ------------ -------------- ---------------
               Total                105        99.2%       19,580,716   $     62,390      100.0%
               --------------- -------------- ------------ ------------ -------------- ---------------



     (1) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through date of sale.

     (2)  Includes properties owned as of June 30, 2003.




                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                             Lease Rollover Schedule by Property Type - Cash Basis
                                    06/30/03


                              Office                      Industrial                      Retail
----------------- --------------------------- -- --------------------------- -- --------------------------- -
                   Cash Rental      Net Rent      Cash Rental      Net Rent      Cash Rental     Net Rent
Year               Revenue(1)         PSF         Revenue(1)         PSF         Revenue(1)         PSF
----------------- -------------- --------------- -------------- --------------- -------------- --------------
2003                 $  1,742    $      10.60      $       -    $         -     $         -    $        -
2004                      687           15.00              -              -               -             -
2005                    6,225           15.94          1,701            3.01              -             -
2006                    3,888           10.28          6,199            5.21          2,732          6.95
2007                    6,153           13.65         10,739            5.51          1,991         24.28
2008                    4,896           13.57              -             -            3,727         10.22
2009                   14,947           16.37          1,857            3.07          2,418          6.89
2010                   10,722           17.42          1,801            3.75              -             -
2011                    4,808           16.44            536            4.67          1,096          5.48
2012                    2,036           20.35          7,273            3.42              -             -
2013                    5,890           10.16            412            6.34            231         13.50
2014                        -             -            1,238            4.59            205          1.91
2015                    7,300           12.66            924            6.24            469          6.15
2016                    1,619           26.33          1,967            4.19              -             -
2017                        -             -                -             -              115          2.23
2018                        -             -            2,519            3.77            860          9.33
2019                        -             -            3,417            4.48              -             -
2020                    2,500           17.44          1,603            8.35              -             -

WTG. AVG.                        $      15.10                   $       4.30                   $     7.98
                                 ============                   ============                   ==========



(1) Includes proportionate share of joint venture investments.



                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                      Lease Rollover Schedule - GAAP Basis
                                    06/30/03
                                    ($000's)



                                                                                   Percentage of
                                                          Total                        Total
                            Number of                  Annualized                   Annualized
Year                     Leases Expiring                 Rent (1)                     Rent
---------------- -------------------------------- ---------------------- ----------------------------------
---------------- -------------------------------- ---------------------- ----------------------------------
2003                            1                 $      1,742                         1.4%
2004                            2                          687                         0.5
2005                            7                        8,074                         6.4
2006                           14                       14,142                        11.3
2007                           10                       17,511                        14.0
2008                            9                        7,982                         6.4
2009                           15                       19,060                        15.3
2010                            8                       11,762                         9.4
2011                            6                        6,886                         5.5
2012                            7                        8,221                         6.6
2013                            6                        6,191                         4.9
2014                            3                        1,447                         1.2
2015                            5                        7,822                         6.2
2016                            3                        3,286                         2.6
2017                            1                          152                         0.1
2018                            3                        3,098                         2.5
2019                            1                        3,312                         2.6
2020                            2                        3,848                         3.1
                 -------------------------------- ---------------------- ----------------------------------
Total                         103                 $    125,223                       100.0%
                 ================================ ====================== ==================================


(1) Includes proportionate share of joint venture investments.



                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                           Mortgages and Notes Payable
                                    06/30/03
                                    ($000's)

--------------------------------- ------------------ -------------- ------------- ---------------- --------------------

                                                                                     Estimated
                                        Debt         Interest Rate                    Annual             Balloon
Property - Fixed Rate                  Balance                        Maturity    Debt Service(k)        Payment
--------------------------------- ------------------ -------------- ------------- ---------------- --------------------
Gainesville, GA (first)              $      122         13.000%         01-01-04  $        127     $         --
Oxon Hill, MD                               278          6.250          03-01-04           286               --
Bethesda, MD                              1,706          9.250          05-01-06           669               --
Warren, OH                               23,432          7.000          10-01-07         6,160               --
Bristol, PA                               9,776          7.400          02-01-08           831            9,262
Boca Raton, FL(j)                        15,275          5.250          03-01-08           802           15,275

Decatur, GA                               6,758          6.720          06-01-08           579            6,049
Phoenix, AZ                              14,383          7.890          06-05-08         1,434           12,591
Palm Beach Gardens, FL                   11,427          7.010          06-15-08           970           10,418
Canton, OH                                3,360          7.150          08-11-08           313            2,936
Spartanburg, SC                           2,791          7.150          08-11-08           260            2,438
Hebron, KY                                5,374          7.000          10-23-08           451            4,935
Gainesville, GA (second)(i)                 869          7.500          01-01-09            91               --
Ocala, FL                                13,216          7.250          02-01-09         1,332           10,700
Canton, OH                                1,694          9.490          02-28-09           388               --
Baton Rouge, LA                           1,931          7.375          03-01-09           208            1,478
Bristol, PA                               6,117          7.250          04-01-09           571            5,228
Livonia, MI                              11,072          7.800          04-01-09           992           10,236
Henderson, NC                             4,449          7.390          05-01-09           417            3,854
Westland, MI                              3,120         10.500          09-01-09           683               --
Salt Lake City, UT                       14,323          7.610          10-01-09         2,901               --
Richmond, VA                             16,544          8.100          02-01-10         1,511           15,257
Hampton, VA                               4,492          8.260          04-01-10           415            4,144
Hampton, VA                               7,325          8.270          04-01-10           677            6,758
Tampa, FL                                 8,384          6.930          08-01-10           674            7,603
Tampa, FL                                 6,065          6.880          08-01-10           485            5,495
Herndon, VA                              18,885          8.180          12-05-10         1,723           17,301
San Diego, CA                             4,297          7.500          01-01-11           411            3,420
Tucson, AZ                                2,464          7.500          01-01-11           226            2,076
Columbia, SC                              3,446          7.540          01-01-11           317            2,905
Valley Forge, PA                         13,195          7.120          02-10-11         1,166           10,927
Glendale, AZ                             14,845          7.400          04-01-11         1,258           13,365
Auburn Hills, MI                          7,263          7.010          06-01-11           637            5,918
Plymouth, MI                              4,821          7.960          07-01-11           463            3,949





                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                           Mortgages and Notes Payable
                                    06/30/03
                                    ($000's)

-------------------------------- -------------------- ------------- --------------- ---------------- --------------------
                                                                                       Estimated
                                        Debt          Interest                          Annual             Balloon
Property                               Balance           Rate          Maturity     Debt Service(k)        Payment
-------------------------------- -------------------- ------------- --------------- ---------------- --------------------
New Kingston, PA                        7,315             7.790          01-01-12           678              6,101
Mechanicsburg, PA                       5,400             7.780          01-01-12           500              4,503
New Kingston, PA                        3,485             7.780          01-01-12           323              2,906
Lake Forest, CA                        10,880             7.260          02-01-12           901              9,708
Groveport, OH (f)                       7,800             6.030          10-01-12           492              6,860
Dallas, TX                             21,554             7.490          12-31-12         2,020             16,030
Fort Mill, SC                          11,588             6.000          01-01-13           839              9,904
Lancaster, CA (first)                  10,679             7.020          09-01-13           900              8,637
Lancaster, CA (second)                  8,954             5.920          09-01-13           642              7,518
Knoxville, TN (g)                       5,325             5.950          09-01-13           381              4,496
Eau Claire, WI                          2,286             8.000          07-01-14           313                 --
Franklin, NC                            2,006             8.500          04-01-15           263                 --
Southborough, MA                        2,188             7.500          09-01-15           275                 --
Danville, IL                            6,670             9.000          01-01-16           692              4,578
Dillon, SC                             12,260             7.900          12-01-16         1,263              5,273
Westmont, IL                           16,311             6.210          03-01-18         1,292              9,662
                                 ------------             -----                     -----------         ----------

                                 $    398,200            7.290%                   $      42,202       $  290,694
                                 ------------            ------                   -------------       ----------



Property-Variable Rate
Milpitas, CA (a) (e)             $     16,676             4.290%         07-01-04   $     2,703      $      14,487
Marlborough, MA (b)                     7,962             3.210%         08-01-05           504              7,450
Hebron, OH (c)                          9,559             3.625%         12-05-05           538              9,072
                                     --------           --------                        -------          ---------
                                 $     34,197             3.853%                    $     3,745      $      31,009
                                     --------           --------                        -------          ---------




Corporate
Warren, OH (d)                   $     12,500             4.990%         10-01-07   $       632         $   12,500

Credit Facility (h)                         -                 -                               -                  -
                                     --------              -----         03-30-04       -------            -------

                                       12,500             4.990%                    $       632         $   12,500
                                     --------             ------                        -------            -------
Total                            $    444,897             6.961%                    $    46,579         $  334,203
                                    =========             ======                        =======            =======



     (a)  Floating rate debt, 30 day LIBOR plus 297 bps.

     (b)  Floating rate debt, 90 day LIBOR plus 190 bps.

     (c)  Floating rate debt, 30 day LIBOR plus 225 bps.

     (d)  Floating rate debt, 90 day LIBOR plus 375 bps.

     (e)  All property cash flows are used for principal amortization.

     (f) Interest only through April 2004, and $563 in annual debt service thereafter.

     (g) Interest only through May 2003, and $381 in annual debt service thereafter.

     (h)  Floating rate debt, 30/60/90 day LIBOR plus 150 to 250 bps.

     (i) Mortgage is accrual only through 01/31/04. Commencing 02/01/04 annual debt service of $218 is due.

     (j)  Interest only through maturity.

     (k) For mortgages with less than twelve months to maturity amounts represent remaining payments.



                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                                Mortgages Payable
                                    06/30/03
                                    ($000's)



-------------------------------- ---------------- -------------- -------------- -------------- ----------------------
                                                                                  Estimated
                                      Debt          Interest                       Annual             Balloon
Joint Venture Property               Balance          Rate         Maturity     Debt Service          Payment
-------------------------------- ---------------- -------------- -------------- -------------- ----------------------
Farmington Hills, MI(2)(4)        $    24,000          4.180%       08-10-03    $   1,430      $       24,000
Florence, SC(3)                         9,470          7.500        02-01-09          869               8,443
Columbia, SC(1)                        24,509          7.850        10-01-09        2,196              22,586
Houston, TX(2)                         21,456          7.580        10-10-09        2,032              18,229
Fishers, IN(2)                         15,202          8.190        04-01-10        1,499              12,960
Herndon, VA(2)                         11,693          7.600        09-01-10        1,107               9,769
Lake Mary, FL(2)                       13,281          7.880        10-01-10        1,181              12,118
Lake Mary, FL(2)                       13,242          7.880        10-01-10        1,178              12,082
Irving, TX(2)                          26,643          8.160        10-01-10        2,432              24,454
Parsippany, NJ(2)                      41,172          7.350        03-01-11        3,472              37,047
Winchester, VA(2)                      10,814          7.330        08-01-11          908               9,675
Milford, OH(2)                         17,230          8.170        02-01-12        1,724              12,686
Temperance, MI(2)                      11,946          6.000        09-01-12          935               9,400
Laurens, SC(2)                         17,820          6.000        09-01-12        1,396              14,022
                                    ---------          -----                    ---------            --------
                                 $    258,478          7.225%                   $  22,359      $      227,471
                                    =========          =====                    =========            ========




     1    The Company has a 40% economic interest in this property

     2    The Company a 33 1/3% economic interest in this property

     3    The Company has a 22.73% economic interest in this property

     4 The Company has arranged for an August 2003 funding of a permanent $21,420 non-recourse, 5.42% fixed rate mortgage, which matures August 2012. Annual debt service for this mortgage is estimated to be $1,500 and a balloon payment of approximately $17,500 will be due at maturity. Estimated annual debt service amount in the table above includes debt service for the new mortgage.





                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                             Debt Maturity Schedule
                                    06/30/03
                                    ($000's)



                             Consolidated properties
------------------------------------------------------------------------------------------------------------

                                 Scheduled                   Balloon                 Balloon Weighted
                               Amortization                Payments(1)            Average Interest Rate
                               ------------                --------               ---------------------
2003-remaining                  $     7,494               $         --                       --
2004                                 15,300                   14,487(2)                  4.290%
2005                                 15,021                   16,522(3)                  3.438%
2006                                 15,418                        --                        --
2007                                 16,304                        --                        --
                                  ---------                 ---------                    ------
                                $    69,537               $    31,009                    3.836%
                                  =========                ==========                    =====



               Joint venture properties - LXP proportionate share
------------------------------------------------------------------------------------------------------------

                                 Scheduled                   Balloon                 Balloon Weighted
                               Amortization                 Payments              Average Interest Rate
2003-remaining                  $       471               $    8,000(4)                   4.180%
2004                                  1,084                        --                        --
2005                                  1,190                        --                         --
2006                                  1,290                        --                         --
2007                                  1,402                        --                         --
                                  ---------                 ---------                    -------
                                $     5,437               $     8,000                    4.180%
                                  =========                 =========                    =====



     (1)  Excludes corporate level debt.

     (2)  Milpitas, CA property.

     (3) Comprised of the Marlborough, MA property ($7,450) and Hebron, OH mortgages ($9,072).

     (4)  Farmington Hills, MI property.




                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                           Revenue By Tenant Industry
                                    06/30/03



----------------------------------------------- --------------------------------
                                                Percentage of Historical
Tenant Industry                                        6 Months Rent (1)
----------------------------------------------- --------------------------------
Finance/Insurance                                              10.7%
Retail-Department/ Discount Store                              10.3
Transportation/Logistics                                        9.6
Energy                                                          7.9
Healthcare                                                      7.4
Technology                                                      6.7
Retail-Specialty                                                5.6
Telecommunications                                              5.5
Aerospace/Defense                                               5.4
Automotive                                                      4.5
Retail-Electronics                                              3.8
Construction Materials                                          3.4
Media/Advertising                                               3.1
Food                                                            2.9
Consumer Products                                               2.8
Health/Fitness                                                  2.5
Apparel                                                         2.0
Retail-Food                                                     1.9
Security                                                        1.7
Printing/Production                                             1.4
Paper/Containers/Packaging                                      0.9
                                                                ---
                                                              100.0%



     (1) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through date of sale.





                      Lexington Corporate Properties Trust
                         Supplemental Reporting Package
                               Other Revenue Data
                                    06/30/03



                                                        Historical 6-Months Rent
Revenue by Property Type                                       ($000's)(1)                      Percentage
---------------------------------------------------- -------------------------------- --------------------------------

Office                                                      $     35,670                            57.2%
Industrial                                                        19,940                            32.0%
Retail                                                             6,780                            10.8%
                                                              ----------                         --------
                                                            $     62,390                           100.0%
                                                              ==========                         ========

Revenue by Credit Rating(2)
Investment Grade                                            $     24,702                            39.6%
Non Investment Grade                                              12,975                            20.8%
Unrated                                                           24,713                            39.6%
                                                              ----------                         --------
                                                            $     62,390                           100.0%
                                                              ==========                         ========



                                                                                                Percentage of
                                                                                                Rent for 6
                                                      Number of                                  Months
Top 15 Tenants/Guarantors                             Properties   Property Type                   Ended 06/30/03
---------------------------------------------------- ------------- ---------------------------- ----------------------

Kmart Corporation                                         1          Industrial                        7.2%
Northwest Pipeline Corp.                                  1          Office                            7.0
Exel Logistics, Inc.(NFC plc)                             4          Industrial                        3.9
Honeywell, Inc.                                           3          Office                            3.4
Circuit City Stores, Inc.                                 4          Office(1)/Retail(3)               2.8
Vartec Telecom, Inc.                                      1          Office                            2.8
Michaels Stores, Inc.                                     1          Industrial                        2.6
Owens Corning                                             3          Industrial                        2.6
Bally Total Fitness Corp.                                 5          Retail                            2.5
Aventis Pharmaceuticals, Inc.                             1          Office                            2.3
Blue Cross Blue Shield of South Carolina Inc.             1          Office                            2.2
Quest Diagnostics, Inc.                                   1          Office                            2.0
Artesyn North America, Inc. (Balfour Beatty PLC)          1          Office                            2.0
North American Van Lines (SIRVA, Inc.)                    1          Office                            2.0
Boeing North America Services, Inc.                       1          Office                            2.0
(The Boeing Company)
                                                          29                                          47.3%
                                                          ==                                          ====







     (1) Includes proportionate share of joint venture investments and rental revenue recognized from properties sold through the date of sale.

     (2)  As of July 22, 2003.